UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2021

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address, including zip code, of principal executive offices)

(877) 855-7243

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Matthew Archambeau resigned as Senior Vice President of Manufacturing and Energy of Verso Corporation (the “Company”) on April 5, 2021. On June 23, 2021, the Company and Mr. Archambeau entered into a letter agreement (the “Severance Agreement”) that includes a general release of claims by Mr. Archambeau in favor of Verso. Pursuant to the Severance Agreement, so long as Mr. Archambeau does not revoke such release of claims and he complies with certain ongoing obligations (including obligations regarding confidentiality, non-disparagement, non-competition, and non-solicitation), Verso will pay Mr. Archambeau a severance benefit of $469,915.56, Mr. Archambeau will remain eligible to receive a prorated annual incentive award for 2021, Verso will pay certain costs for Mr. Archambeau to continue healthcare coverage under COBRA for up to eighteen months, a certain number of Mr. Archambeau’s restricted stock units granted by Verso that were outstanding on April 5, 2021 and subject to only time-based vesting requirements will fully vest and a certain number of Mr. Archambeau’s restricted stock units granted by Verso that were outstanding on April 5, 2021 and subject to performance-based vesting requirements will remain outstanding and eligible to vest to the extent the applicable performance-based vesting conditions are satisfied in accordance with applicable grant agreements.

The foregoing summary of the Severance Agreement is subject to, and qualified in its entirety by, the full text of such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

10.1	Letter Agreement, dated June 23, 2021, by and among Verso Corporation and Matthew Archambeau

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2021

VERSO CORPORATION

	By:	/s/ Kevin M. Kuznicki
Kevin M. Kuznicki
Senior Vice President, General Counsel and Secretary